Exhibit 10(i)

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of April 30, 2020 (this “Amendment Agreement”), to the Credit Agreement, dated as of August 19, 2016 (as in effect on the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment Agreement, the “Amended Credit Agreement”), among STRYKER CORPORATION, a Michigan corporation (the “Company”), certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the lenders party thereto and BANK OF AMERICA, N.A. (the “Administrative Agent”), as Administrative Agent, Swing Line Lender and a L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement).
W I T N E S S E T H
WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders agree to amend the Existing Credit Agreement as provided for herein; and
WHEREAS, the Borrowers, the Administrative Agent and the Required Lenders have agreed to amend the Existing Credit Agreement as provided for herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.Amendments of the Existing Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“BofA Securities” means BofA Securities, Inc. (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) and its successors. BofA Securities is not a party hereto, but shall be entitled to the benefits provided by this Agreement to the Indemnitees.

Exhibit 10(i)

“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FST” that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to in in Section 10.24.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 10.24.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Supported QFC” has the meaning assigned to it in Section 10.24.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.S. Special Resolution Regime” has the meaning assigned to it in Section 10.24.
(b)    Section 1.01 of the Existing Credit Agreement is hereby amended by deleting each of the defined terms “Arrangers”, “Bail-In Action”, “Bail-In Legislation”, “Relevant Resolution Authority” and “Write-Down and Conversion Powers” in their entirety and replacing them as follows:
“Arrangers” means BofA Securities and WFS, in their capacity as joint lead arrangers and joint bookrunners. The Arrangers, in such capacity, are not party hereto but shall be entitled to the benefits provided by this Agreement to the Indemnitees.

Exhibit 10(i)

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the Relevant Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Relevant Resolution Authority” means, with respect to any Affected Financial Institution, the Resolution Authority with the ability to exercise any Write-Down and Conversion Powers in relation to such Affected Financial Institution.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. and (b) with respect to the United Kingdom, any powers of the Relevant Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(c)    Article I of the Existing Credit Agreement is hereby amended by adding a new Section 1.11 as follows:
1.11    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
(d)    Section 5.13 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10(i)

5.13    Affected Financial Institutions. No Borrower is or such Designated Borrower is not, as the case may be, an Affected Financial Institution.
(e)    Section 6.02 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the conclusion of clause (b) thereof, (ii) replacing the period at the end of clause (c) thereof with “; and”, and (iii) inserting a new clause (d) thereof as follows:
(d)    promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation.
(f)    Section 7.05 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
7.05    Leverage Ratio. Permit the Leverage Ratio to be greater than (i) 3.5 to 1.0 at the end of any fiscal quarter of the Company ending on or prior to March 31, 2020, (ii) 4.5 to 1.0 at the end of any fiscal quarter of the Company ending after March 31, 2020 but on or prior to June 30, 2021, and (iii) 3.5 to 1.0 at the end of any fiscal quarter of the Company ending after June 30, 2021; provided that the Company may, only twice during the term of this Agreement, in connection with an Acquisition for which the aggregate consideration paid or to be paid in respect thereof exceeds $500,000,000, elect to increase the maximum Leverage Ratio permitted hereunder by 0.5 to 1.0 for a period of four consecutive fiscal quarters commencing with the fiscal quarter in which such Acquisition occurs (any such election in respect of the maximum Leverage Ratio pursuant to this Section 7.05 being referred to as an “Acquisition Holiday”); provided, further that at least one (1) complete fiscal quarter must have elapsed between the end of the first Acquisition Holiday and the beginning of the second Acquisition Holiday.
(g)    Section 10.22 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10(i)

10.22    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the Relevant Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the Relevant Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of the Write-Down and Conversion Powers of the Relevant Resolution Authority.
(h)    Article X of the Existing Credit Agreement is hereby amended by adding a new Section 10.24 as follows:
10.24    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution

Exhibit 10(i)

Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 10.24, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
SECTION 2.    Conditions to Effectiveness of Amendment. The amendment of the Existing Credit Agreement set forth herein shall become effective as of the first date on which each of the following conditions to effectiveness have been satisfied or have been waived in accordance with Section 10.01 of the Existing Credit Agreement (the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received a counterpart of this Amendment Agreement, executed and delivered by a duly authorized officer of each of the Borrowers and by the Required Lenders.

Exhibit 10(i)

(b)    The Administrative Agent shall have received (i) for the account of each Lender that provides to the Administrative Agent its executed signature page to this Amendment by 5:00 p.m. (Eastern time) on April 29, 2020, a consent fee in an amount equal to $10,000 for each such consenting Lender, and (ii) payment of all expenses required to be reimbursed by the Borrowers under or in connection with this Amendment Agreement, including those expenses set forth in Section 5 hereof.
(c)    The representations and warranties made or deemed to be made in Section 3 hereof shall be true and correct.
(d)    (i) Upon the reasonable request of any Lender made at least five days prior to the Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, in each case at least three days prior to the Amendment Effective Date and (ii) at least three days prior to the Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests at least five days prior to the Amendment Effective Date, a Beneficial Ownership Certification in relation to such Borrower (it being understood that, upon the execution and delivery by any Lender of its signature page to this Amendment, the condition set forth in this clause (d) shall be deemed to be satisfied as to such Lender).
The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
SECTION 3.    Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent and each Lender on the Amendment Effective Date that:
(a)    The execution, delivery and performance by each Borrower of this Amendment Agreement and the performance by each Borrower of the Amended Credit Agreement has been duly authorized by all necessary corporate or other organizational action.
(b)    This Amendment Agreement has been duly executed and delivered by each Borrower.
(c)    This Amendment Agreement and the Amended Credit Agreement constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, solvency, reorganization, moratorium or similar law relating to or limiting creditor’s rights generally or by equitable principles relating to enforceability.
(d)    After giving effect to this Amendment Agreement, the representations and warranties of the Borrowers contained in Article V of the Amended Credit Agreement or in any other Loan Documents (other than those representations and warranties in Sections 5.01(b)(i), 5.01(c), 5.01(d), all of Sections 5.06 and 5.08, the last sentence of Section 5.09 and all of Section 5.10

Exhibit 10(i)

of the Amended Credit Agreement) shall be true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or “Material Adverse Effect”) on and as of the Amendment Effective Date, except that to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or “Material Adverse Effect”) as of such earlier date.
(e)    After giving effect to this Amendment Agreement, no Default or Event of Default has occurred and is continuing or would result from this Amendment Agreement.
(f)    As of the Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered as of the date hereof, if applicable, is true and correct in all respects.
SECTION 4.    Effects on Loan Documents; No Novation. o Except as expressly set forth herein, this Amendment Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(c)    On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. The Borrowers and the other parties hereto acknowledge and agree that this Amendment Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.
(d)    Neither this Amendment Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Borrower under any Loan Document from any of its obligations and liabilities thereunder.

Exhibit 10(i)

SECTION 5.    Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out of pocket expenses in connection with this Amendment Agreement to the extent required under Section 10.04(a) of the Existing Credit Agreement.
SECTION 6.    GOVERNING LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 10.18 AND 10.19 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
SECTION 7.    Counterparts; Electronic Signatures. This Amendment Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Amendment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.
SECTION 8.    Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 10.02 of the Existing Credit Agreement.
SECTION 9.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Remainder of page intentionally left blank.]

Exhibit 10(i)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

STRYKER CORPORATION
By:	/s/ JEANNE M. BLONDIA
Name: Jeanne M. Blondia
Title: Vice President, Finance and Treasurer

STRYKER HOLDINGS B.V.
By:	/s/ Stuart Silk
Name: Stuart Silk
Title: Director

STRYKER INTERNATIONAL HOLDINGS B.V.
By:	/s/ Stuart Silk
Name: Stuart Silk
Title: Director

STRYKER CAPITAL B.V.
By:	/s/ Stuart Silk
Name: Stuart Silk
Title: Director

STRYKER IFSC DESIGNATED ACTIVITY COMPANY
By:	/s/ HUGH COURTNEY
Name: Hugh Courtney
Title: Director

STRYKER EUROPEAN OPERATIONS LIMITED
By:	/s/ HUGH COURTNEY
Name: Hugh Courtney
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

BANK OF AMERICA, N.A., as the Administrative Agent
By:	/s/ MOLLIE S. CANUP
Name: Mollie S. Canup
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

Bank of America, N.A. , as a Lender
By:	/s/ YINGHUA ZHANG
Name: Yinghua Zhang
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ ANDREA S. CHEN
Name: Andrea S. Chen
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

JPMorgan Chase Bank, N.A., as a Lender
By:	/s/ HELEN D. DAVIS
Name: Helen D. Davis
Title: Authorized Officer

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

BARCLAYS BANK PLC, as a Lender
By:	/s/ EVAN MORIARTY
Name: Evan Moriarty
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

BNP Paribas, as a Lender
By:	/s/ BRENDAN HENEGHAN
Name: Brendan Heneghan
Title: Director

By:	/s/ CHRISTOPHER SKED
Name: Christopher Sked
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

Citibank, N.A.
By:	/s/ PANJAL GAMBHIR
Name: Panjal Gambhir
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

MIZUHO BANK, LTD., as a Lender
By:	/s/ TRACY RAHN
Name: Tracy Rahn
Title: Executive Director

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

Goldman Sachs Bank USA, as a Lender
By:	/s/ JAMIE MINIERI
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

MUFG BANK, LTD., as a Lender
By:	/s/ DAVID MEISNER
Name: David Meisner
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

HSBC Bank USA, N.A., as a Lender
By:	/s/ IAIN STEWART
Name: Iain Stewart
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

Morgan Stanley Bank, N.A.
By:	/s/ GILROY D'SOUZA
Name: Gilroy D'Souza
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

The Northern Trust Company
By:	/s/ WILL HICKS
Name: Will Hicks
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ BROCK DANA
Name: Brock Dana
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

Citizens Bank, N.A.
By:	/s/ MARK GUYESKI
Name: Mark Guyeski
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.

Exhibit 10(i)

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

US Bank, National Association
By:	/s/ MICHAEL WEST
Name: Michael West
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Stryker Corporation, et al.